UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2013

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The description of the Purchase Agreement in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 1.01.

Item  2.01 Completion of Acquisition or Disposition of Assets.

On October 25, 2013, Imperial Holdings, Inc. (the “Company”) sold substantially all of the assets comprising its structured settlements business (the “Business”) to Majestic Opco L.L.C (“Buyer”) for $12.0 million pursuant to an Asset Purchase Agreement (the “Purchase Agreement”). The Purchase Agreement contains customary representations and warranties by both parties, as well as covenants by the Company concerning competition and solicitation of employees. Both parties are obligated, subject to certain limitations, to indemnify the other under the Purchase Agreement for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims. As contemplated in the Purchase Agreement, the Company and Buyer also entered into various customary and ancillary agreements, including agreements relating to the provision of transition services.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Purchase Agreement attached herewith as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 28, 2013, the Company issued a press release announcing the entry into the Purchase Agreement and the sale of the Business. A copy of the press release is furnished as Exhibit 99.1 herewith. The information under Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information:

•	unaudited pro forma consolidated balance sheet of the Company as of June 30, 2013 has been prepared to present the Company’s financial condition as if the sale had occurred on June 30, 2013.

•	unaudited pro forma consolidated statements of operations of the Company for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011 and 2010 have been prepared to present the Company’s results of operations as if the sale of the Business had occurred at the beginning of each respective period; and

•	notes to the unaudited pro forma consolidated financial information.

The unaudited pro forma financial statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they necessarily indicative of future results. The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits:

Exhibit	2.1 Asset Purchase Agreement, dated as of October 25, 2013, between Majestic Opco L.L.C. and Imperial Holdings, Inc.*

Exhibit	99.1 Press release issued by Imperial Holdings, Inc. on October 28, 2013.

Exhibit	99.2 Unaudited Pro Forma Financial Information of Imperial Holdings, Inc.

*   In reviewing the agreement included as an exhibit to this report, please remember that it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company, its subsidiaries or other parties to the agreement. The agreement contains representations and warranties by each of the parties to the agreement. These representations and warranties have been made solely for the benefit of the other parties and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading. Additional information about the Company may be found elsewhere in this report and the Company’s other public files, which are available without charge through the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Additionally, schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to supplementally furnish copies of any of the omitted schedules and attachments upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2013

IMPERIAL HOLDINGS, INC.
(Registrant)
By:	/s/ Michael Altschuler

Michael Altschuler
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of October 25, 2013, between Majestic Opco L.L.C. and Imperial Holdings, Inc.*

99.1	Press release issued by Imperial Holdings, Inc. on October 28, 2013.

99.2	Unaudited Pro Form Financial Information of Imperial Holdings, Inc.

*  In reviewing the agreement included as an exhibit to this report, please remember that it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company, its subsidiaries or other parties to the agreement. The agreement contains representations and warranties by each of the parties to the agreement. These representations and warranties have been made solely for the benefit of the other parties and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this report not misleading. Additional information about the Company may be found elsewhere in this report and the Company’s other public files, which are available without charge through the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Additionally, schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to supplementally furnish copies of any of the omitted schedules and attachments upon request by the U.S. Securities and Exchange Commission.